Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENT
25.	SUBSEQUENT EVENT

Contingencies

During the period from January 1, 2014 to the date of the company's annual report, the Company brought in two new lawsuits against borrowers, both of which are related to the guarantee business. These two cases with an aggregate claim amount of $0.38 million have not been adjudicated by the court.

As of the date of the company's annual report, 6 additional cases with an aggregated claim of $3.7 million have been adjudicated by the Court in favor of the Company and these cases are in the process of enforcement. Therefore, currently, there are 6 cases with an aggregate claim of $2.74 million that have not been adjudicated by the court.

Establishment of Pride Information Technology Co., Ltd.

On February 19, 2014, WFOE entered into certain contractual arrangements with Mr. Huichun Qin and Pride Information Technology Co. Ltd. (“Pride Online”), a domestic entity established on February 19, 2014 and 100% owned by Mr. Qin.   Pursuant to these contractual arrangements, WFOE will have the power, rights and obligations equivalent in all material respects to those it would possess as the sole equity holder of Pride Online, including absolute control rights and the rights to the assets, property and revenue of Pride Online and as a result, approximately 100% of the net income of Pride Online will be paid as a service fee to WFOE.

Pride Online will be operating an online portal (www. pridelendingclub.com) to match prospective borrowers with lenders. As of the date of the company's annual report, Pride Online is in the beginning stage of testing the online portal and preparing for the launch of the portal and has not generated any revenue yet.

Capital Contribution to Wujiang Luxiang

On February 27, 2014, approximately $5.6 million of the net proceeds raised in the initial public offering (“IPO”) have been approved by local authority to be recognized as an increase of the registered capital of Wujiang Luxiang.